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                                                                   EXHIBIT 23.03

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (No. 333-55932) of Phillips Petroleum Company of our report dated March 22, 2000 relating to the financial statements of ARCO Alaska Combined Operations, which appears in the Current Report on Form 8-K of Phillips Petroleum Company dated April 18, 2000.

                                          /s/ PricewaterhouseCoopers LLP

                                          PricewaterhouseCoopers LLP

Los Angeles, California
March 5, 2001